SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 10, 2003

(Date of earliest event reported)

GENELABS TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

California	0-19222	94-3010150

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

505 Penobscot Drive, Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 369-9500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5. OTHER INFORMATION

On June 10, 2003, Genelabs Technologies, Inc. issued a press release announcing and providing highlights from a corporate update to be presented at the Registrant’s annual meeting of shareholders.

ITEM 7. EXHIBITS

99.1 Press Release of Registrant, dated June 10, 2003, entitled “Genelabs to Provide Corporate Update at Annual Shareholder Meeting”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

GENELABS TECHNOLOGIES, INC.

	By:	/s/ Matthew M. Loar

Name: Matthew M. Loar Title: Chief Financial Officer
Date: June 10, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of Registrant, dated June 10, 2003, entitled “Genelabs to Provide Corporate Update at Annual Shareholder Meeting”